Exhibit 99.1(b)

                             CONSENT OF JOHN W. ROSE

     I hereby consent to being named as a nominee to the Board of Directors of White River Capital, Inc. in the Registration Statement on Form S-4 and Form S-1 to which this consent is an exhibit.


                                            /s/ John W. Rose
                                            ------------------------------------
                                            John W. Rose

Date: April 6, 2005